SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2007

PERMA-FIX ENVIRONMENTAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (770) 587-9898

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 30, 2007, the Board of Directors of Perma-Fix Environmental Services, Inc. (“PESI”) approved amendments to its Bylaws to permit the issuance and transfer of both certificated and uncertificated shares of capital stock. The amendments are necessary for PESI to comply with new rules enacted by The NASDAQ Stock Market requiring Nasdaq listed companies to be eligible for a “direct registration program” on or after January 7, 2008. Participation in a direct registration program enables investors to establish a “book-entry” position on the books of the company in which shares are owned, recorded and transferred electronically through the Depositary Trust Company, without issuance of a physical stock certificate.

The summary of changes to PESI’s Bylaws set forth above is qualified in its entirety by reference to the full text of the First Amendment to Bylaws, a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits

3.1    First Amendment to Bylaws, adopted October 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

Dated:	November 2, 2007	By:	/s/Steven Baughman
Steven Baughman
Vice President and
Chief Financial Officer